White & Case Suite 50A, Level 50 Governor Philip Tower 1 Farrer Place Sydney NSW 2000 Australia Dated __ December 2024 Deed of Guarantee and Indemnity between Tamboran Resources Corporation as Guarantor and Macquarie Bank Limited as Lender EXECUTION VERSION 19

Table of Contents Page (i) #38292379v6<ASIA> - Tamboran - FINAL - Guarantee Deed 1. Definitions and Interpretation .................................................................................................... 1 2. Guarantee ................................................................................................................................... 2 3. Indemnity ................................................................................................................................... 2 4. Continuing Guarantee and Indemnity ........................................................................................ 3 5. Rights of Lender ........................................................................................................................ 4 6. Restriction on Rights of Guarantor ............................................................................................ 6 7. Payments .................................................................................................................................... 6 8. Stamp Duty, Costs and Expenses ............................................................................................... 7 9. Default Interest .......................................................................................................................... 8 10. Preservation of Rights ................................................................................................................ 8 11. Performance by Lender of the Guarantor’s Obligations ............................................................ 9 12. Assignment ................................................................................................................................ 9 13. Representations and Warranties ................................................................................................. 9 14. Termination .............................................................................................................................. 10 15. Notices ..................................................................................................................................... 11 16. Entire Agreement ..................................................................................................................... 13 17. No Waiver ................................................................................................................................ 13 18. Rights Cumulative ................................................................................................................... 13 19. Amendment .............................................................................................................................. 13 20. Further Assurances................................................................................................................... 14 21. Severability of Provisions ........................................................................................................ 14 22. Survival of Representations and Warranties ............................................................................ 14 23. Costs......................................................................................................................................... 14 24. Governing Law and Jurisdiction .............................................................................................. 14 25. Counterparts ............................................................................................................................. 14

1 This Deed is made on ___ December 2024 Parties (1) Tamboran Resources Corporation, a Delaware corporation with company number 7640969, of Suite 1, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia (the “Guarantor”). (2) Macquarie Bank Limited ABN 46 008 583 542 of Level 1, 1 Elizabeth Street, Sydney NSW 2000, Australia (the “Lender”). Recital (A) The Lender has made or will make available financial accommodation to the Company (as defined below) under the Facility Agreement. (B) The Guarantor is the ultimate parent entity of the Company and indirectly wholly-owns the Company. (C) The Guarantor has agreed to provide a guarantee on the terms set out in this Deed to, among other things, guarantee the payment of the Guaranteed Obligations. It is agreed and declared as follows. 1. Definitions and Interpretation 1.1 Definitions In this Deed, the following definitions apply unless the context requires otherwise. “Authorised Officer” means: (a) in relation to the Guarantor, a director or secretary of the Guarantor; and (b) in relation to the Lender, any person whose title or acting title includes the word “Chief”, “Counsel”, “Executive”, “Head”, “Director”, “Manager”, “Officer”, “Associate” or “President” or cognate expressions, or any secretary, managing director, director, attorney, president, vice-president or representative of the Lender. “Company” means Tamboran (West) Pty Limited ACN 661 967 077. “Facility Agreement” means the document entitled Performance Bond Facility Agreement dated on or about the date of this Deed between the Company as company, Tamboran Resources Pty Ltd (ACN 135 299 062) as guarantor, and the Lender as original lender. “Guaranteed Obligations” means each present and future obligation of an Obligor to pay the Secured Money when due. “Insolvency Event” means, with respect to an entity, any event under clause 20.5 (Insolvency) or clause 20.6 (Insolvency Proceedings) of the Facility Agreement. “Proceedings” means any claim, action, suit or proceeding relating to any dispute arising out of or in connection with this Deed or any Finance Document. “Secured Money” has the meaning given to that term in the Initial General Security Deed. “Termination Date” has the meaning given in Clause 14. 19

2 1.2 Incorporated Definitions Unless otherwise defined herein, a word or phrase (other than one defined in clause 1.1 (Definitions)) defined in the Facility Agreement (including by way of reference) has the same meaning in this Deed (as applicable). 1.3 Interpretation Clause 1.2 (Construction) of the Facility Agreement is incorporated in this Deed as if set out in full, mutatis mutandis. 2. Guarantee 2.1 Guarantee The Guarantor irrevocably and unconditionally guarantees to the Lender the due and punctual performance by the Obligors of the Guaranteed Obligations on the terms of this Deed. 2.2 Consideration The Guarantor enters into this Deed for valuable consideration. 2.3 Payment The Guarantor must pay the Guaranteed Obligations to the Lender within five Business Days after receiving a written demand from the Lender if the Guaranteed Obligations are not performed on time and in accordance with the Facility Agreement (and which Guaranteed Obligation remains not performed as at the date of the demand and on the date that payment is due from the Guarantor). 2.4 Application of Proceeds Upon receiving any proceeds following a demand in accordance with Clause 2.3, the Lender must apply those proceeds in accordance with the Facility Agreement. 3. Indemnity 3.1 Indemnity (a) The Guarantor irrevocably and unconditionally agrees to indemnify the Lender against any claim, cost, liability or loss which the Lender suffers, pays, or is liable for, arising directly or indirectly from: (i) any failure by the Obligors to perform any of the Guaranteed Obligations at the time that those Guaranteed Obligations must be performed; (ii) the Lender having no legal right to enforce the Guaranteed Obligations for any reason including if any of the Guaranteed Obligations are found to be void, voidable or unenforceable for any reason; (iii) an Obligor not being bound by obligations that would otherwise have been Guaranteed Obligations for any reason, including lack of capacity or authority, insolvency or inadequate or improper execution or stamping; (iv) an obligation the Guarantor would otherwise have had under Clause 2 being found to be void, voidable or unenforceable for any reason, including lack of capacity or authority, insolvency or inadequate or improper execution or stamping; or

3 (v) a failure by the Guarantor to comply with any of its obligations under this Deed. (b) The indemnity in this Clause 3.1 applies even if the Lender knew or should have known of the problem, and even if, because of the problem, an Obligor could never have been required to pay the Lender the amount. 3.2 Lender’s Right to Demand Payment (a) The Guarantor must pay to the Lender an amount certified by the Lender as being equal to the amount of the claim, cost, loss, damage or liability referred to in Clause 3.1 within five Business Days of receiving a notice in writing from the Lender setting out details identifying the relevant claim. (b) If the Guarantor disputes an amount certified by the Lender as set out in Clause 3.2(a) on the basis that the certified amount does not equal the amount of the claim, cost, loss or liability in accordance with Clause 3.1, it may, after the payment to the Lender, seek repayment of any overpayment made as agreed or as determined by a court of competent jurisdiction. (c) The Lender may make a demand under Clause 3.2(a) at any time and from time to time. (d) Each indemnity contained in this Deed, including in Clause 3.1: (i) is an additional, separate and independent obligation and no one indemnity limits the generality of another indemnity; and (ii) survives the termination of this Deed. (e) The liability of the Guarantor for each indemnity contained in this Deed, including in Clause 3.1, is that of principal debtor. (f) It is not necessary for the Lender to incur expense or make payment before enforcing its right of indemnity under this Clause 3.1. 4. Continuing Guarantee and Indemnity 4.1 Continuing Obligations This Deed: (a) is a continuing guarantee and indemnity; (b) will not be deemed to be discharged in whole or in part by the performance from time to time of any Guaranteed Obligations or by any settlement of account; and (c) will remain in full force and effect until the Termination Date. 4.2 Reinstatement of Guarantor’s Obligations (a) The Guarantor must do or cause to be done anything the Lender requires the Guarantor to do to reinstate the guarantee and indemnities contained in this Deed, if anyone claims that money applied to satisfy the Guaranteed Obligations has to be repaid or refunded under any law relating to insolvency or fiduciary duties after this Deed has been discharged. (b) Without limitation, the Lender may require the Guarantor to sign documents under Clause 4.2(a).

4 (c) If a claim referred to in Clause 4.2(a) is upheld or admitted, the Lender is entitled to the same rights, powers and remedies against the Guarantor as it would have had if the relevant money had not been applied to satisfy the Guaranteed Obligations, and this Deed had never been discharged. (d) This Clause 4.2 survives discharge of this Deed. 4.3 Waiver The Guarantor waives any right it has of first requiring the Lender to commence proceedings or enforce any other rights against an Obligor or any other person before claiming from the Guarantor under this Deed. 5. Rights of Lender 5.1 Guaranteed Obligations (a) This Deed applies to the Guaranteed Obligations from time to time. (b) The obligations of the Guarantor under this Deed extend to any increase or change in the Guaranteed Obligations arising for any reason, including any amendment or variation to the Facility Agreement. (c) Clause 5.1(b) does not limit the obligations of the Guarantor under this Deed and applies whether or not the Guarantor had notice of anything referred to in that clause or was aware of it or consented to it. 5.2 Obligations of Guarantor Unaffected The liability of the Guarantor under this Deed is not discharged, reduced or otherwise adversely affected by anything which might otherwise affect it at law or in equity including any one or more of the following, whether occurring with or without the consent of any person or notice to any person: (a) the granting of time, credit or any forbearance, indulgence or concession to the Guarantor, an Obligor or any other person; (b) any compounding, compromise, release, abandonment, waiver or relinquishment in relation to an Obligor, the Guarantor or any other person; (c) the Lender exercising, delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or any other document or agreement; (d) a Guaranteed Obligation being wholly or partially illegal, void, voidable or unenforceable for any reason; (e) any moratorium or suspension of the rights, remedies or powers of the Lender against an Obligor; (f) a judgment or a right which a person may have or exercise against an Obligor, the Guarantor or another person; (g) the death or incapacity of any person or a change in its legal capacity; (h) an Insolvency Event occurring in respect of an Obligor or the Guarantor; (i) the receipt by the Lender of money under an Insolvency Event of any person or a reduction of capital or voluntary administration of any person;

5 (j) an Obligor, the Guarantor or another person entering into agreements or transactions with the Lender or incurring obligations to it; (k) any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or Security including any change in the purpose of, any extension of or any increase in any Facility or the addition of any new facility under any Finance Document or other document or security; (l) a Security from an Obligor or another person: (i) being granted; (ii) being released; (iii) not being obtained, registered or perfected; or (iv) being lost or impaired, or any failure by the Lender to realise the full value of any Security; (m) any set off, combination of accounts or counterclaim; or (n) this Deed or any other Finance Document not being executed by or binding against the Borrower or any other party. 5.3 Dealing with the Facility Agreement The Lender is not liable for any loss or damage suffered by the Guarantor, and the Guarantor is not released or discharged in whole or in part, as a result of: (a) a release or other dealing in connection with the Facility Agreement including a right of subrogation being lost or adversely affected; (b) the Lender failing to recover money owing to the Lender by an Obligor; or (c) laches or mistake of the Lender. 5.4 Exercise of Lender’s Rights The Lender may from time to time: (a) decide not to enforce this Deed against the Guarantor; or (b) make an arrangement or compromise with the Guarantor as it thinks fit. 5.5 No Duty The Guarantor agrees that the Lender is under no duty to: (a) disclose to the Guarantor or another person any information, matter or thing about an Obligor or its affairs or transactions with the Lender, whether or not material or unusual; (b) give the Guarantor notice of default by an Obligor or another person under the Facility Agreement; or (c) do any act, matter or thing or sign any document about an Obligor or its affairs or dealings with the Lender.

6 6. Restriction on Rights of Guarantor 6.1 Waiver of Rights Until the Termination Date the Guarantor waives in favour of the Lender all rights or claims it may have against an Obligor or the Lender, to the extent necessary to give effect to this Deed. 6.2 No Competition Until the Termination Date, the Guarantor undertakes not to do any of the following things whether directly or indirectly, unless the Lender otherwise agrees: (a) call on the Lender to take proceedings against an Obligor or raise a defence, set-off or counterclaim available to itself against the Lender in reduction of its liability under this Deed; (b) make a claim, enforce a right or receive the benefit of a Security in favour of the Lender, any money held by the Lender or any other right, power or privilege of the Lender against an Obligor or its property; (c) prove in competition with the Lender for any distribution or payment relating to an Insolvency Event occurring in respect of any Obligor; or (d) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of a Security. 6.3 Prove in Winding-Up (a) The Guarantor irrevocably and unconditionally authorises the Lender to do the following things, or any combination of those things, until the Termination Date: (i) prove in the winding up, bankruptcy or receivership of any Obligor, in the name of the Guarantor, for any money for which an Obligor is liable to the Guarantor, including any money which the Guarantor has paid under this Deed; (ii) retain any distribution, dividend or payment received in connection with that winding-up, bankruptcy or receivership in a separate account to appropriate at the Lender’s discretion in reduction of the Guaranteed Obligations; or (iii) do anything and exercise all rights which the Guarantor could lawfully do or exercise in those proceedings. (b) The Guarantor appoints the Lender and each Authorised Officer of the Lender, severally, to be its attorney for the purposes set out in this clause. 6.4 Parri Passu The Guarantor shall ensure that at all times, any claims of the Lender against the Guarantor under this Deed rank at least pari passu with the claims of any other creditor of the Guarantor, and any other person to whom the Guarantor has provided a guarantee of any description (whatsoever called). 7. Payments 7.1 Payments by Guarantor (a) On each date on which the Guarantor is required to make a payment under this Deed, the Guarantor shall make the same available to the Lender for value on the due date at the time in immediately available funds or if agreed by the Lender in such funds

7 specified by the Lender as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account at the city of the Lender with such bank as the Lender specifies. 7.2 Gross Payments Subject to Clause 7.3, the Guarantor must pay amounts which are payable by it under this Deed unconditionally and in full without: (a) set-off or counter claim; or (b) deduction or withholding for Tax or another reason, unless the deduction or withholding is required by applicable law. 7.3 Withholdings and Deductions If the Guarantor is required by applicable law to make a deduction or withholding for Tax from a payment to the Lender, the Guarantor: (a) indemnifies the Lender on demand against the amount of that deduction or withholding; (b) must pay more so that the Lender receives for its own benefit the full amount which it would have received if no deductions or withholdings had been required; and (c) must pay the full amount of the deduction or withholding to the appropriate Governmental Agency under applicable law, and deliver the original receipts to the Lender. 8. Stamp Duty, Costs and Expenses 8.1 Stamp Duties (a) The Guarantor must pay all stamp, loan transaction, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax which may be payable to or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Deed or any payment, receipt or other transaction contemplated by them. (b) The Guarantor must indemnify and keep indemnified the Lender against any loss or liability incurred or suffered by it as a result of the delay or failure by the Guarantor to pay such Taxes as covered by Clause 8.1(a). 8.2 Indirect Tax (a) All payments to be made by the Guarantor under or in connection with this Deed have been calculated without regard to Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax then, when the Guarantor makes the payment: (i) it must pay to the Lender an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax; and (ii) the Lender will promptly provide to the Guarantor a tax invoice complying with the relevant law relating to that Indirect Tax. (b) Where this Deed requires the Guarantor to reimburse or indemnify the Lender for any costs or expenses, the Guarantor shall also at the same time pay and indemnify the

8 Lender against all Indirect Tax incurred by the Lender in respect of the costs or expenses save to the extent that the Lender is entitled to repayment or credit in respect of the Indirect Tax. The Lender will promptly provide to the Guarantor a tax invoice complying with the relevant law relating to that Indirect Tax. 8.3 Costs and Expenses The Guarantor must reimburse or pay all costs and expenses of the Lender in relation to the enforcement, waiver, protection or attempted or contemplated enforcement or protection or consideration, of any rights, and the exercise of any Powers, under this Deed. 9. Default Interest (a) If the Guarantor fails to pay any amount payable by it under this Deed on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which is 12 per cent per annum. Any interest accruing under this Clause 9 shall be immediately payable by the Guarantor on demand by the Lender. (b) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount on the last day of each successive period of three Months but will remain immediately due and payable. 10. Preservation of Rights 10.1 No Merger of Security (a) No Security merges, discharges, postpones or otherwise adversely affects the Lender’s rights, powers or remedies under this Deed. (b) Nothing in this Deed merges, discharges, postpones or otherwise adversely affects any Security in favour of the Lender at any time or any of the Lender’s rights, powers or remedies against any person at any time. (c) If a judgment or order is made in favour of the Lender against the Guarantor about the Guaranteed Obligations, the Lender holds the judgment collaterally with this Deed as security for the performance of the Guaranteed Obligations, and this Deed does not merge in the judgment or order. 10.2 Moratorium Legislation To the extent permitted by law, a provision of a law is excluded if it does or may, at any time, directly or indirectly: (a) lessen or otherwise vary an obligation of the Guarantor under this Deed; or (b) delay, curtail or otherwise prevent or adversely affect the exercise by the Lender of any of its rights, powers or remedies under this Deed. 10.3 Principal Obligations This Deed is: (a) a principal obligation and is not ancillary or collateral to any other Security or other obligation however created; and (b) independent of any other Security which the Lender may hold at any time.

9 10.4 No Obligation to Marshal The Lender is not required before it enforces this Deed or any other Security to do any of the following things unless it thinks fit: (a) give notice of this Deed to any person or allow any period of time to expire, to the extent not prohibited by law; (b) enforce performance of the Guaranteed Obligations; (c) marshal, enforce, realise or otherwise resort to any other Security; or (d) take steps or proceedings for any purpose. 10.5 Certificate A certificate signed by an Authorised Officer of the Lender detailing an amount described in Clause 2.3 of this Deed will be sufficient evidence of that amount unless proven incorrect. 11. Performance by Lender of the Guarantor’s Obligations If the Guarantor fails to perform an obligation in this Deed, the Lender may do all things which the Lender considers necessary or desirable to make good or attempt to make good that failure without adversely affecting a right, power or remedy of the Lender. 12. Assignment (a) The Guarantor may not assign, transfer or otherwise deal with a right, remedy, power, duty or obligation under this Deed without first getting the written consent of the Lender. (b) The Lender may assign, transfer or otherwise deal with a right, remedy, power, duty or obligation under this Deed without the consent of the Guarantor if at the same time it transfers to the same transferee all its rights and obligations under the Finance Documents in accordance with the terms of the Facility Agreement. (c) The Lender may disclose to a potential assignee or transferee any information about the Guarantor or this Deed as the Lender considers appropriate provided that: (i) disclosure is required for the purpose of the assignee or transferee’s consideration to accept the assignment or transfer; and (ii) the assignee or transferee gives to the Guarantor an undertaking to keep that information confidential (unless that information was, at the time of disclosure, already in the public domain or if it is required to be disclosed by law). 13. Representations and Warranties The Guarantor represents and warrants that (except as expressly disclosed in this Deed or consented to by the Lender) each of the following statements is true and correct as at the date of this Deed: (a) (status) It is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

10 (b) (power) It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of this Deed and the transactions contemplated by this Deed. (c) (authorisations) Subject to the Legal Reservations and the Perfection Requirements, all Authorisations required or desirable: (i) to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Deed; and (ii) to make this Deed, its legal, valid, binding and enforceable obligations, admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect. (d) (documents binding) Subject to the Legal Reservations and the Perfection Requirements the obligations expressed to be assumed by it in this Deed are legal, valid, binding and enforceable obligations. (e) (transactions permitted) The entry into and performance by it of, and the transactions contemplated by, this Deed do not and will not conflict with: (i) any law or regulation applicable to it; (ii) its constitutional documents; or (iii) any agreement or instrument binding upon it, where, except in the case of subparagraph (ii) above, to do so would have, or is reasonably likely to have, a Material Adverse Effect. (f) (no insolvency event) None of the events in clause 20.5 (Insolvency) or clause 20.6 (Insolvency Proceedings) of the Facility Agreement have occurred and are continuing in relation to it. 14. Termination All payment and any other obligations of the Guarantor under or in connection with this Deed will terminate on the earliest of: (a) the date of receipt of a notification from the Lender to the Guarantor that this Deed is no longer required; (b) the date on which the Guarantor has paid to the Lender the entirety or any remaining part (as applicable) of the Guarantor’s Guaranteed Obligations; (c) the date on which all Commitments under the Facility Agreement have been cancelled and/or prepaid or repaid in full; and (d) the date on which each original Performance Bond has been returned to the Lender, (the “Termination Date”).

11 15. Notices 15.1 Communications in Writing Any communication or document to be made or delivered under or in connection with this Deed: (a) must be in writing; (b) in the case of: (i) a notice by the Guarantor; or (ii) a specification of a bank or account by the Lender, must be signed by an authorised signatory of the sender (directly or with a facsimile signature), subject to Clause 15.4 (Email Communication) and Clause 15.5 (Reliance); and (c) unless otherwise stated, may be made or delivered by letter or by email. 15.2 Addresses The address, email address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is that identified with its name below or any substitute address, email address or department or officer as the Party may notify to the Lender or Guarantor (as applicable) by not less than five Business Days’ notice. Address for service of communications: Guarantor: Address: Attention: Phone: Email: Lender: Address: Attention: Phone: Email: Suite 1, Level 39, Tower One International Towers Sydney 100 Barangaroo Avenue Barangaroo NSW 2000 *** **** *** *** ***@tamboran.com with a copy to: ***@tamboran.com and ***@tamboran.com Level 1, 1 Elizabeth Street Sydney NSW 2000 *** (**) **** **** / (**) **** **** ***@macquarie.com ,

12 ***@macquarie.com , ***@macquarie.com ; and ***@macquarie.com 15.3 Delivery (a) Any communication or document to be made or delivered by one Party to another under or in connection with this Deed will be taken to be effective or delivered: (i) if by way of letter or any physical communication, when it has been left at the relevant address or three Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or (ii) if by way of email, as specified in Clause 15.4 (Email Communication), and, in the case of a communication, if a particular department or officer is specified as part of its address details provided under Clause 15.2 (Addresses), if addressed to that department or officer. (b) Any communication or document made or delivered to the Guarantor in accordance with this Clause 15 will be deemed to have been made or delivered to each of the Obligors. (c) A communication by email after business hours in the city of the recipient will be taken not to have been received until the next opening of business in the city of the recipient. 15.4 Email Communication (a) Any communication or document under or in connection with this Deed may be made by or attached to an email and will be effective or delivered only on the first to occur of the following: (i) when it is dispatched by the sender to each of the email addresses specified by the recipient, unless for each of the addresses, the sender receives an automatic notification that the email has not been received (other than an out of office greeting for the named addressee) and it receives the notification before two hours after the last to occur (for all addresses) of: (A) dispatch, if in business hours in the city of the address; or (B) if not, the next opening of business in such city, (ii) the sender receiving a message from the intended recipient’s information system confirming delivery of the email; and (iii) the email being available to be read at one of the email addresses specified by the sender. (b) An email which is a covering email for a notice signed by the Obligor’s authorised signatory does not itself need to be signed by an authorised signatory. (c) Email and other electronic notices from the Lender generated by Loan IQ or other system software do not need to be signed. 15.5 Reliance (a) Any communication or document sent under this Clause 15 can be relied on by the recipient if the recipient reasonably believes it to be genuine and (if such a signature is

13 required under Clause 15.1(b) (Communications in Writing)) it bears what appears to be the signature (original or facsimile or email) of an authorised signatory of the sender (without the need for further enquiry or confirmation). (b) Each Party must take reasonable care to ensure that no forged, false or unauthorised notices are sent to another Party. 15.6 English Language (a) Any notice or other communication given under or in connection with this Deed must be in English. (b) All other documents provided under or in connection with this Deed must be: (i) in English; or (ii) if not in English, and if so required by the Lender, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 15.7 Process Agent The Guarantor irrevocably appoints the Company to receive, for it and on its behalf, service of process in any Proceedings. The Guarantor irrevocably consents to service of process on it by service on the Company in any manner provided for in Clause 27 (Notices) of the Facility Agreement. Nothing in this clause will affect the right of either party to serve process in any other manner permitted by applicable law. 16. Entire Agreement Except as otherwise expressly set out in this Deed, this Deed contains the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it. 17. No Waiver No failure to exercise nor any delay in exercising any right, power or remedy under this Deed by a party operates as a waiver. A single or partial exercise or waiver of the exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing. 18. Rights Cumulative The rights, powers and remedies of a party under this Deed are cumulative and are in addition to, and do not exclude or limit, any right, power or remedy provided by law or equity or any agreement. 19. Amendment Except as otherwise expressly provided in this Deed, this Deed may be amended only by another agreement executed by all the parties.

14 20. Further Assurances Each party must do everything (including executing agreements and documents) necessary or reasonably required by the other party to give full effect to this Deed and the transactions contemplated by it. 21. Severability of Provisions Any provision of this Deed that is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction. 22. Survival of Representations and Warranties All representations and warranties in this Deed will survive the execution and delivery of this Deed and the completion of transactions contemplated by it. 23. Costs Clause 15 (Costs and Expenses) of the Facility Agreement is incorporated into this Deed as if set out in full, mutatis mutandis. 24. Governing Law and Jurisdiction (a) This Deed and, to the extent permitted by law, all related matters including non-contractual matters is governed by the laws of New South Wales. (b) The courts having jurisdiction in New South Wales have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed) (a “Dispute”). (c) The Parties agree that those courts are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary. (d) Notwithstanding paragraph (a) above, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions. 25. Counterparts This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

[Tamboran – Guarantee Deed – Signature Page] Executed and Delivered as a Deed Each attorney executing this Deed states that he or she has no notice of the revocation or suspension of his or her power of attorney. Guarantor Tamboran Resources Corporation By: __________________________________ Name: ________________________________ By: __________________________________ Name: ________________________________ Docusign Envelope ID: ADF40A35-E0E5-4A30-92D5-13D316794BA3 Joel Riddle Rohan Vardaro Title: Managing Director / Chief Executive Officer Title: Secretary

[Tamboran – Guarantee Deed – Signature Page] Lender SIGNED by MACQUARIE BANK LIMITED ABN 46 008 583 542 by its attorneys in Australia under power of attorney #3322 dated 18 January 2023: ............................................................... Signature of attorney ............................................................... Name of attorney (block letters) ) ) ) ) ) ) ) ) ) ) ) ) ) ) .............................................................. Signature of attorney .............................................................. Name of attorney (block letters) Docusign Envelope ID: CCA8DFDD-961F-439F-A73C-8A8051F64D11 Ben Mossemenear Nathan Booker